SUPPLEMENT TO THE
               STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                   OF
               EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

         Effective immediately, Evergreen Cash Management Money Market Fund may invest up to 10% of its assets in municipal securities. Therefore, the section entitled "Other Securities and Practices" on page 1-3 of the SAI is revised to add "Cash Management Fund" next to "MUNICIPAL SECURITIES."

August 13, 2002                                                    563254 (8/02)